                                          OPPENHEIMER STRATEGIC INCOME FUND
                                           Supplement dated May 20, 2002
                                 to the Statement of Additional Information dated
                                                 January 28, 2002

1.       The supplement dated March 20, 2002 is withdrawn.

2.    The Statement of Additional Information is hereby revised by adding the following under the section called
"Derivatives" on page 18:

     Credit  Derivatives.  The Fund may enter into credit  default  swaps,  both  directly  ("unfunded  swaps") and indirectly in the form of a swap embedded  within a structured note ("funded  swaps"),  to protect against the risk that a security will  default.  Unfunded and funded  credit  default  swaps may be on a single  security, or on a basket of  securities.  The Fund pays a fee to enter into the swap and receives a fixed payment during the  life of the  swap.  The  Fund may  take a short  position  in the  credit  default  swap  (also  known as
     "buying  credit  protection"),  or may take a long  position  in the credit  default  swap note (also known as
     "selling credit protection").

     The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers.  If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

     If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds.  An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

     Taking a long position in the credit  default swap note (i.e.,  purchasing  the "funded  swap") would increase the Fund's  exposure to specific  high yield  corporate  issuers.  The goal would be to increase  liquidity in that market sector via the swap note and its  associated  increase in the number of trading  instruments,  the number and type of market participants, and market capitalization.

     If the Fund takes a long  position in the credit  default swap note,  if there is a credit event the Fund will pay the par  amount  of the  bonds and the swap  counterparty  will  deliver  the  bonds.  If the swap is on a basket of  securities,  the notional  amount of the swap is reduced by the par amount of the  defaulted  bond, and the fixed payments are then made on the reduced notional amount.

     The Fund will invest no more than 25 % of its total assets in "unfunded" credit default swaps.

     The Fund will limit its  investments  in "funded"  credit  default swap notes to no more than 10% of its total assets.

     Other risks of credit  default swaps  include the cost of paying for credit  protection if there are no credit events,  pricing  transparency  when assessing the cost of a credit default swap,  counterparty  risk, and the need to fund the delivery  obligation  (either cash or the defaulted  bonds,  depending on whether the Fund is long or short the swap, respectively).

3.   The Statement of Additional Information for each fund named above is hereby revised to delete the Appendix captioned "Industry Classifications" and replace it with the following:

                                                    APPENDIX B

                                             INDUSTRY CLASSIFICATIONS

Aerospace & Defense                                Household Durables
Air Freight & Couriers                             Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                        Internet & Catalog Retail
Banks                                              Internet Software & Services
Beverages                                          Information Technology Consulting & Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Commercial Services & Supplies                     Media
Communications Equipment                           Metals & Mining
Computers & Peripherals                            Multiline Retail
Construction & Engineering                         Multi-Utilities
Construction Materials                             Office Electronics
Containers & Packaging                             Oil & Gas
Distributors                                       Paper & Forest Products
Diversified Financials                             Personal Products
Diversified Telecommunication Services             Pharmaceuticals
Electric Utilities                                 Real Estate
Electrical Equipment                               Road & Rail
Electronic Equipment & Instruments                 Semiconductor Equipment & Products
Energy Equipment & Services                        Software
Food & Drug Retailing                              Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies                   Trading Companies & Distributors
Health Care Providers & Services                   Transportation Infrastructure
Hotels Restaurants & Leisure                       Water Utilities
                                                   Wireless Telecommunication Services

May 20, 2002                                                                            230PX008